EXHIBIT 99


                              Goldman, Sachs & Co.
                                  WFMBS 2004-EE
                             As of November 1, 2004

              Conforming Balance Only Jumbo and Conforming Balance


Selection Criteria: Conforming Balance Only
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only



1. Stats

Count: 685
Current Balance: $152,443,394
Average Current Balance: $222,545
Gross Weighted Average Mortgage Interest Rate: 4.24632%
Net Weighted Average Mortgage Interest Rate: 3.98632%
Original Term: 360
Remaining Term: 352
Age: 8
Weighted Average Original Loan-to-Value Ratio: 73.92%
Gross Margin: 2.732%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.246%
Months to First Adjustment Date: 52
Weighted Average FICO Score: 742
Percentage of Interest Only Loans: 85.757%

                               Top


2. ARM Type

ARM Type                              Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
5/1 ARMs                                685      $152,443,394    100.00%
Total:                                  685      $152,443,394    100.00%


3. Balance

Balance                               Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Conforming Balance Only                 685      $152,443,394    100.00%
Total:                                  685      $152,443,394    100.00%


4. Original Principal Balance

Original Principal Balance            Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Less than or equal to $200,000.00       288       $44,020,928     28.90%
$200,000.01 to $300,000.00              285        72,427,149      47.5
$300,000.01 to $400,000.00              111        35,591,317      23.3
$400,000.01 to $500,000.00                1           404,000       0.3
Total:                                  685      $152,443,394    100.00%


5. Current Mortgage Interest Rate

Current Mortgage Interest Rate        Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
4.000% to 4.249%                         12        $2,242,008      1.50%
4.250% to 4.499%                        673       150,201,385      98.5
Total:                                  685      $152,443,394    100.00%


6. Remaining Terms to Stated Maturity

Remaining Terms to Stated Maturity    Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
234                                       1          $142,281      0.10%
334                                       1           313,088       0.2
335                                       2           564,000       0.4
336                                       1           308,497       0.2
337                                       1           299,188       0.2
342                                       3           797,047       0.5
343                                      10         1,839,803       1.2
344                                      24         5,663,766       3.7
345                                      43         9,283,179       6.1
346                                      27         6,082,369         4
347                                      15         3,136,719       2.1
348                                       7         1,768,395       1.2
349                                       9         2,117,013       1.4
350                                      19         4,083,166       2.7
351                                      21         4,389,713       2.9
352                                      45        10,578,708       6.9
353                                     151        33,304,854      21.8
354                                     253        56,026,972      36.8
355                                      35         7,695,995         5
356                                       7         1,376,788       0.9
357                                       7         1,870,797       1.2
358                                       1           244,896       0.2
359                                       1           285,600       0.2
360                                       1           270,560       0.2
Total:                                  685      $152,443,394    100.00%


7. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio          Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
0.001% to 50.000%                        51       $10,871,119      7.10%
50.001% to 60.000%                       42         9,655,914       6.3
60.001% to 70.000%                       69        15,435,387      10.1
70.001% to 75.000%                       48        11,316,444       7.4
75.001% to 80.000%                      440        98,368,062      64.5
80.001% to 85.000%                        1           172,522       0.1
85.001% to 90.000%                       17         3,224,896       2.1
90.001% to 95.000%                       17         3,399,051       2.2
Total:                                  685      $152,443,394    100.00%


8. FICO Score

FICO Score                            Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
620 to 649                                3          $547,898      0.40%
650 to 679                               24         5,459,313       3.6
680 to 719                              182        41,076,224      26.9
720 to 759                              210        46,869,797      30.7
760 to 849                              266        58,490,161      38.4
Total:                                  685      $152,443,394    100.00%


9. Geographic Areas

Geographic Areas                      Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
AK                                        2          $184,242      0.10%
AL                                        7         1,365,786       0.9
AR                                        1           270,560       0.2
AZ                                       25         4,472,262       2.9
CA                                      122        31,249,914      20.5
CO                                       58        12,493,286       8.2
CT                                        3           853,610       0.6
DC                                        5         1,450,110         1
FL                                       61        13,247,093       8.7
GA                                       60        12,152,168         8
HI                                        7         1,720,392       1.1
IA                                        7         1,202,083       0.8
ID                                        3           683,752       0.4
IL                                       21         5,341,744       3.5
IN                                        1           186,966       0.1
KS                                        3           761,583       0.5
KY                                        3           615,033       0.4
LA                                        2           488,905       0.3
MA                                        7         1,756,281       1.2
MD                                       15         3,533,688       2.3
MI                                        9         2,303,062       1.5
MN                                       26         5,340,101       3.5
MO                                        1           331,851       0.2
MS                                        1           241,122       0.2
MT                                        3           492,109       0.3
NC                                       20         4,068,362       2.7
NE                                        1           210,000       0.1
NH                                        1           148,897       0.1
NJ                                        9         2,352,395       1.5
NM                                        6         1,416,334       0.9
NV                                       14         3,057,025         2
NY                                       12         2,972,718         2
OH                                       13         2,614,518       1.7
OK                                        1           280,000       0.2
OR                                        6         1,192,675       0.8
PA                                        7         1,702,189       1.1
RI                                        1           167,548       0.1
SC                                       16         3,079,941         2
TN                                        7         1,225,907       0.8
TX                                       28         5,826,139       3.8
UT                                        5           814,259       0.5
VA                                       52        11,903,856       7.8
WA                                       29         6,037,254         4
WI                                        3           310,683       0.2
WV                                        1           324,990       0.2
Total:                                  685      $152,443,394    100.00%


10. Index

Index                                 Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
1CM                                     663      $146,985,358     96.40%
LB1                                      22         5,458,036       3.6
Total:                                  685      $152,443,394    100.00%


11. Gross Margin

Gross Margin                           Count       Balance       Percent
-----------------------------------    -----   ---------------   -------
2.25%                                     22        $5,458,036      3.60%
2.75%                                    663       146,985,358      96.4
Total:                                   685      $152,443,394    100.00%


12. Rate Ceiling

Rate Ceiling                          Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
9.000% to 9.499%                        685      $152,443,394    100.00%
Total:                                  685      $152,443,394    100.00%


13. Months to First Adjustment Date

Months to First Adjustment Date       Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
34                                        1          $313,088      0.20%
35                                        2           564,000       0.4
36                                        1           308,497       0.2
37                                        1           299,188       0.2
42                                        3           797,047       0.5
43                                       10         1,839,803       1.2
44                                       24         5,663,766       3.7
45                                       43         9,283,179       6.1
46                                       27         6,082,369         4
47                                       15         3,136,719       2.1
48                                        7         1,768,395       1.2
49                                        9         2,117,013       1.4
50                                       19         4,083,166       2.7
51                                       21         4,389,713       2.9
52                                       45        10,578,708       6.9
53                                      151        33,304,854      21.8
54                                      254        56,169,253      36.8
55                                       35         7,695,995         5
56                                        7         1,376,788       0.9
57                                        7         1,870,797       1.2
58                                        1           244,896       0.2
59                                        1           285,600       0.2
60                                        1           270,560       0.2
Total:                                  685      $152,443,394    100.00%


14. Delinquency

Delinquency                           Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Current                                 685      $152,443,394    100.00%
Total:                                  685      $152,443,394    100.00%


15. Property Type

Property Type                         Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Single Family Dwelling                  497      $112,357,062     73.70%
Low-rise Condominium                    148        30,836,728      20.2
High-rise Condominium                    29         6,223,450       4.1
Multi-family - 2 Units                    4         1,437,761       0.9
Planned Unit Development                  5         1,194,365       0.8
Co-op                                     2           394,028       0.3
Total:                                  685      $152,443,394    100.00%


16. Occupancy Code

Occupancy Code                        Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Primary Residence                       594      $133,379,953     87.50%
Second Home                              91        19,063,441      12.5
Total:                                  685      $152,443,394    100.00%


17. Purpose

Purpose                               Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Purchase                                472      $104,933,424     68.80%
Rate-Term Refinance                     153        34,397,762      22.6
Cash-Out Refinance                       60        13,112,207       8.6
Total:                                  685      $152,443,394    100.00%


18. Documentation Type

Documentation Type                    Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Full Documentation                      335       $73,770,353     48.40%
Asset Only                              286        63,915,482      41.9
No Doc                                   52        12,226,303         8
Income Only                              12         2,531,255       1.7
Total:                                  685      $152,443,394    100.00%


19. Interest Only

Interest Only                         Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Y                                       593      $130,730,281     85.80%
N                                        92        21,713,113      14.2
Total:                                  685      $152,443,394    100.00%

Selection Criteria: Jumbo and Conforming Balance
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only


1. Stats

Count: 2,801
Current Balance: $1,474,203,944
Average Current Balance: $526,313
Gross Weighted Average Mortgage Interest Rate: 4.24865%
Net Weighted Average Mortgage Interest Rate: 3.98865%
Original Term: 360
Remaining Term: 350
Age: 10
Weighted Average Original Loan-to-Value Ratio: 64.87%
Gross Margin: 2.568%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.249%
Months to First Adjustment Date: 50
Weighted Average FICO Score: 737
Percentage of Interest Only Loans: 35.279%


2. ARM Type

ARM Type                              Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
5/1 ARMs                              2,801    $1,474,203,944    100.00%
Total:                                2,801    $1,474,203,944    100.00%


3. Balance

Balance                               Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Jumbo and Conforming Balance          2,801    $1,474,203,944    100.00%
Total:                                2,801    $1,474,203,944    100.00%


4. Original Principal Balance

Original Principal Balance            Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Less than or equal to $200,000.00         8          $868,594      0.10%
$200,000.01 to $300,000.00                5         1,229,491       0.1
$300,000.01 to $400,000.00              688       253,231,833      17.2
$400,000.01 to $500,000.00              915       411,929,571      27.9
$500,000.01 to $600,000.00              529       290,169,530      19.7
$600,000.01 to $700,000.00              326       207,798,153      14.1
$700,000.01 to $800,000.00               96        71,286,292       4.8
$800,000.01 to $900,000.00               66        56,543,472       3.8
$900,000.01 to $1,000,000.00            137       133,267,146         9
$1,000,000.01 and over                   31        47,879,862       3.2
Total:                                2,801    $1,474,203,944    100.00%


5. Current Mortgage Interest Rate

Current Mortgage Interest Rate        Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
3.500% to 3.749%                          1          $981,831      0.10%
3.750% to 3.999%                          1           644,000         0
4.000% to 4.249%                          7         4,799,096       0.3
4.250% to 4.499%                      2,792     1,467,779,016      99.6
Total:                                2,801    $1,474,203,944    100.00%


6. Remaining Terms to Stated Maturity

Remaining Terms to Stated Maturity    Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
225                                       1          $385,345      0.00%
294                                       1           353,151         0
333                                       1           390,525         0
334                                       3         1,790,530       0.1
335                                      11         5,349,749       0.4
336                                      14         5,945,687       0.4
337                                       7         3,150,308       0.2
338                                       4         2,130,140       0.1
339                                       6         2,540,019       0.2
340                                       6         3,170,939       0.2
341                                      14         7,551,428       0.5
342                                      17         7,984,866       0.5
343                                      23        11,360,810       0.8
344                                     158        79,170,342       5.4
345                                     364       184,813,254      12.5
346                                     285       146,993,601        10
347                                      96        55,002,766       3.7
348                                      47        25,460,902       1.7
349                                      34        18,755,572       1.3
350                                      39        18,797,815       1.3
351                                      52        29,172,381         2
352                                      92        53,259,046       3.6
353                                     609       315,458,877      21.4
354                                     772       412,806,006        28
355                                     104        58,160,853       3.9
356                                      11         6,125,160       0.4
357                                      14         6,965,632       0.5
358                                      11         6,645,395       0.5
359                                       4         3,187,624       0.2
360                                       1         1,325,219       0.1
Total:                                2,801    $1,474,203,944    100.00%


7. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio          Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
0.001% to 50.000%                       412      $238,790,023     16.20%
50.001% to 60.000%                      412       229,967,695      15.6
60.001% to 70.000%                      839       456,784,999        31
70.001% to 75.000%                      226       117,193,684       7.9
75.001% to 80.000%                      872       413,890,697      28.1
80.001% to 85.000%                        7         2,788,741       0.2
85.001% to 90.000%                       24        11,414,687       0.8
90.001% to 95.000%                        8         2,850,602       0.2
95.001% to 100.000%                       1           522,816         0
Total:                                2,801    $1,474,203,944    100.00%


8. FICO Score

FICO Score                            Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
N/A                                      15        $6,944,383      0.50%
600 to 619                                7         3,786,588       0.3
620 to 649                               62        31,023,796       2.1
650 to 679                              195        97,031,432       6.6
680 to 719                              602       322,770,242      21.9
720 to 759                              962       508,507,564      34.5
760 to 849                              958       504,139,939      34.2
Total:                                2,801    $1,474,203,944    100.00%


9. Geographic Areas

Geographic Areas                      Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
AL                                        6        $3,236,297      0.20%
AR                                        3         1,393,357       0.1
AZ                                       25        12,918,924       0.9
CA                                    1,591       832,444,280      56.5
CO                                       94        52,826,949       3.6
CT                                       46        29,597,319         2
DC                                       26        12,098,100       0.8
DE                                        2           816,207       0.1
FL                                       76        41,447,081       2.8
GA                                       43        22,187,111       1.5
HI                                        7         4,385,459       0.3
IA                                        4         1,816,900       0.1
IL                                      167        94,972,780       6.4
IN                                        4         1,416,798       0.1
KS                                        8         4,015,020       0.3
KY                                        3         1,425,325       0.1
MA                                       85        44,374,172         3
MD                                       44        21,347,854       1.4
ME                                        1           422,599         0
MI                                       42        20,788,821       1.4
MN                                       32        18,061,734       1.2
MO                                       17         8,745,849       0.6
MS                                        1           401,600         0
NC                                       28        12,852,045       0.9
NE                                        3         1,185,627       0.1
NH                                        2         1,166,092       0.1
NJ                                       74        39,521,424       2.7
NM                                        1           371,000         0
NV                                       10         5,415,287       0.4
NY                                       63        36,599,642       2.5
OH                                       18         9,247,330       0.6
OK                                        1           872,783       0.1
OR                                       12         6,191,334       0.4
PA                                       27        14,578,141         1
RI                                        2         1,042,423       0.1
SC                                       12         5,369,759       0.4
TN                                        4         1,497,280       0.1
TX                                       59        29,038,157         2
UT                                        6         2,727,837       0.2
VA                                       85        41,522,008       2.8
WA                                       55        28,759,812         2
WI                                       10         4,215,081       0.3
WY                                        2           890,344       0.1
Total:                                2,801    $1,474,203,944    100.00%


10. Index

Index                                 Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
1CM                                   1,701      $937,316,737     63.60%
LB1                                   1,100       536,887,207      36.4
Total:                                2,801    $1,474,203,944    100.00%


11. Gross Margin

Gross Margin                          Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
2.25%                                 1,100      $536,887,207     36.40%
2.75%                                 1,701       937,316,737      63.6
Total:                                2,801    $1,474,203,944    100.00%


12. Rate Ceiling

Rate Ceiling                          Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
8.500% to 8.999%                          2        $1,625,831      0.10%
9.000% to 9.499%                      2,799     1,472,578,113      99.9
Total:                                2,801    $1,474,203,944    100.00%


13. Months to First Adjustment Date

Months to First Adjustment Date       Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
33                                        1          $390,525      0.00%
34                                        3         1,790,530       0.1
35                                       11         5,349,749       0.4
36                                       14         5,945,687       0.4
37                                        7         3,150,308       0.2
38                                        4         2,130,140       0.1
39                                        6         2,540,019       0.2
40                                        6         3,170,939       0.2
41                                       14         7,551,428       0.5
42                                       17         7,984,866       0.5
43                                       23        11,360,810       0.8
44                                      158        79,170,342       5.4
45                                      365       185,198,600      12.6
46                                      285       146,993,601        10
47                                       96        55,002,766       3.7
48                                       47        25,460,902       1.7
49                                       34        18,755,572       1.3
50                                       39        18,797,815       1.3
51                                       52        29,172,381         2
52                                       92        53,259,046       3.6
53                                      609       315,458,877      21.4
54                                      773       413,159,157        28
55                                      104        58,160,853       3.9
56                                       11         6,125,160       0.4
57                                       14         6,965,632       0.5
58                                       11         6,645,395       0.5
59                                        4         3,187,624       0.2
60                                        1         1,325,219       0.1
Total:                                2,801    $1,474,203,944    100.00%


14. Delinquency

Delinquency                           Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Current                               2,801    $1,474,203,944    100.00%
Total:                                2,801    $1,474,203,944    100.00%


15. Property Type

Property Type                         Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Single Family Dwelling                2,551    $1,352,565,324     91.70%
Low-rise Condominium                    182        84,343,041       5.7
High-rise Condominium                    54        29,576,791         2
Planned Unit Development                  5         2,951,460       0.2
Multi-family - 2 Units                    4         2,504,533       0.2
Co-op                                     5         2,262,795       0.2
Total:                                2,801    $1,474,203,944    100.00%


16. Occupancy Code

Occupancy Code                        Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Primary Residence                     2,702    $1,419,604,493     96.30%
Second Home                              99        54,599,450       3.7
Total:                                2,801    $1,474,203,944    100.00%


17. Purpose

Purpose                               Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Rate-Term Refinance                   1,650      $873,097,511     59.20%
Purchase                                948       495,468,706      33.6
Cash-Out Refinance                      203       105,637,727       7.2
Total:                                2,801    $1,474,203,944    100.00%


18. Documentation Type

Documentation Type                    Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
Full Documentation                    1,759      $935,317,115     63.40%
Asset Only                              668       349,987,847      23.7
Income Only                             187       100,383,121       6.8
No Doc                                  187        88,515,860         6
Total:                                2,801    $1,474,203,944    100.00%


19. Interest Only

Interest Only                         Count       Balance       Percent
-----------------------------------   -----   ---------------   -------
N                                     1,922      $954,116,390     64.70%
Y                                       879       520,087,554      35.3
Total:                                2,801    $1,474,203,944    100.00%


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